                                                                   Exhibit 10.25

                               SECURITY AGREEMENT

     This Security Agreement (hereinafter called "Agreement") is between Board of Trade of the City of Chicago, a Delaware corporation (hereinafter called "Debtor"), and Hitachi Credit America Corp., a Delaware corporation (hereinafter called "Secured Party").

     1. Grant of Security Interest. Subject to the terms and conditions of this Agreement, Debtor, for consideration, and to secure the full and prompt payment, observance and performance when due of all present and future obligations and indebtedness of Debtor to Secured Party pursuant to the Note (as defined below), whether at the stated time, by acceleration or otherwise, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, and whether now or hereafter existing, or due or to become due, and whether such indebtedness from time to time is reduced and thereafter increased, including without limitation, the following:

     (a) Any and all amounts owed by Debtor under, in connection with, and/or pursuant to the indebtedness evidenced by that certain Promissory Note of even date herewith, in the original principal sum of Ten Million Dollars and No Cents ($10,000,000.00) (the "Note"), with interest thereon according to the provisions thereof, and all obligations thereunder, in connection therewith and/or pursuant to any and all agreements and other documents in connection therewith; and

     (b) All sums advanced or expenses or costs paid or incurred (including without limitation reasonable attorneys' fees and other legal expenses) by Secured Party pursuant to or in connection with the Note or any other agreements and documents in connection therewith plus applicable interest on such sums, expenses or costs; and

     (c) Any extensions, modifications, changes, substitutions, restatements, renewals or increases or decreases of any or all of the indebtedness referenced above;

hereby grants to Secured Party a security interest in the collateral described in Schedule 1 to this Agreement and made a part hereof (hereinafter collectively called the "Collateral").

     2. Representations, Warranties and Covenants of Debtor. Debtor expressly represents, warrants and covenants as follows:

     (a) The address appearing with Debtor's signature below is the address of Debtor's chief executive office or, if Debtor has no place of business, Debtor's residence. If the Collateral is not located at Debtor's address appearing below, it will be located at: [Not Applicable].

     (b) If Debtor does not keep the records concerning the Collateral and concerning accounts, general intangibles, mobile goods and contract rights at the address appearing below, these records will be located at: [Not Applicable].

     (c) Debtor will give Secured Party (1) thirty (30) days prior written notice of any change in (i) Debtor's chief executive office (or, if Debtor has no place of business, Debtor's residence), the location of the Collateral or the location of the records described above, (ii) the principals responsible for the management of Debtor's business, (iii) Debtor's corporate structure or identity (other than the contemplated conversion to a for-profit corporation; provided, however, Debtor shall provide written notice to Secured Party of any such conversion within thirty (30) days after it is completed), and (iv) Debtor's name or trade name, or prior to commencing to use an assumed name not set forth in this Agreement and (2), if Debtor is a for-profit corporation, prompt written notice of the sale by any

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

shareholder of Debtor of any shares of the stock representing five percent (5%) or more of the outstanding stock of Debtor (other than shares transferred or issued in conjunction with a contemplated conversion as provided in (c)(1)(iii) above).

     (d) If any of the Collateral is to be or has been attached to real estate, the legal description of the real estate is attached to this Agreement as
Schedule 2 and made a part hereof.

     (e) If Debtor does not have a record interest in the real estate described above, the record owner is indicated on the attached Schedule 2.

     (f) Without the prior written consent of Secured Party, Debtor will not move, sell, lease, permit any encumbrance (other than inchoate tax liens with respect to taxes not yet due and payable) on or otherwise dispose of the Collateral, other than its (i) inventory in the ordinary course of its business and (ii) equipment no longer used or useful in Debtor's business; provided, however, Debtor shall not dispose of any such equipment with an aggregate value in excess of $500,000 in any one calendar year. Debtor represents and warrants that Debtor is the sole owner of the Collateral, free and clear of all liens, charges, interests, and encumbrances (other than inchoate tax liens with respect to taxes not yet due and payable), other than in favor of Secured Party, that no other person or other entity has any interest in the Collateral whatsoever, and that Debtor will defend same against all adverse claims and demands.

     (g) Debtor will keep the Collateral insured by such companies, in such amounts and against such risks as shall be reasonably acceptable to Secured Party, with loss payable and additional insured clauses with respect to the Collateral in favor of Secured Party as are reasonably satisfactory to Secured Party. Debtor will deposit such insurance policies (or certified copies of such insurance policies) with Secured Party which policies shall contain the insurer's agreement to give Secured Party thirty (30) days' prior written notice before cancellation or material change thereof. All amounts received by Secured Party in payment of insurance losses or return of unearned premium may (1) at Secured Party's option, be applied to the indebtedness by Secured Party, or all or any part thereof may be used for the purpose of repairing, replacing or restoring the Collateral or (2) at Debtor's option, be used for the purpose of repairing, replacing or restoring the Collateral with similar equipment that is of equal or greater value and utility at a cost not to exceed $500,000 or if the cost is equal to or greater than $500,000, at Debtor's request with the consent of Secured Party, which consent shall not be unreasonably withheld; any replacements hereunder will be deemed to become part of the Collateral and Debtor agrees to execute and timely deliver to Secured Party financing statements or any other documents Secured Party deems necessary to perfect or protect Secured Party's security interest in the Collateral. If Debtor fails to maintain satisfactory insurance, Secured Party shall have the option, but not the obligation, upon ten (10) days' prior written notice to Debtor, to obtain such insurance in such amounts as Secured Party deems necessary, and Debtor agrees to repay, with interest at the highest rate applicable to any indebtedness which this Agreement secures, all amounts so expended by Secured Party.

     (h) Debtor represents and warrants to Secured Party that all financial statements and credit applications delivered by Debtor to Secured Party accurately reflect in all material respects the financial condition and operations of Debtor at the times and for the periods therein stated. So long as this Agreement is in force and effect, Debtor agrees to deliver to Secured Party (1) within ninety (90) days after the end of each of Debtor's fiscal quarters, a complete and accurate copy of Debtor's financial statements, including consolidated statements of cash flow, and a consolidated balance sheet and statement of income, together with all schedules, and (2) within one hundred and twenty (120) days after the end of each of Debtor's fiscal years, a complete and accurate copy of Debtor's audited financial statements, including consolidated statements of cash flow, and a consolidated balance sheet and statement of income, together with all schedules, all prepared in accordance with generally accepted accounting principles by independent certified public accountants reasonably acceptable to Secured Party, showing the consolidated financial position of Debtor at the close of such fiscal quarter, and concurrently therewith a certificate of its president or chief financial officer to the effect that such officer is not aware

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of any condition or event which constitutes a default under this Agreement or which, with the mere passage of time or notice, or both, would constitute a default under this Agreement.

     (i) Secured Party shall not be deemed to have waived any of its rights in any Collateral unless such waiver is in writing and signed by an authorized representative of Secured Party. No delay or omission by Secured Party in exercising any of Secured Party's rights shall operate as a waiver thereof or of any other rights. Secured Party shall have, in addition to all other rights and remedies provided by this Agreement or applicable law, the rights and remedies of a secured party under the Uniform Commercial Code.

     (j) Debtor will maintain the Collateral in good condition and repair, ordinary wear and tear excepted, and will pay promptly all taxes, levies, and encumbrances and all repair, maintenance and preservation costs pertaining to the Collateral. If Debtor fails to make such payments, Secured Party shall have the option, but not the obligation, upon ten (10) days' prior written notice, to pay the same and Debtor agrees to repay, with interest at the highest rate applicable to any indebtedness which this Agreement secures, all amounts so expended by Secured Party. Debtor will at any time and from time to time but no more than once per quarter, upon the reasonable request of Secured Party and upon reasonable prior notice, give any representative of Secured Party access during normal business hours to inspect the Collateral or the books and records thereof.

     (k) Debtor agrees to pay to Secured Party on demand all reasonable expenses, including reasonable attorney fees and expenses, incurred by Secured Party in protecting or enforcing its rights in the Collateral or otherwise under this Agreement. After deducting all said expenses, the remainder of any proceeds of sale or other disposition of the Collateral shall be applied to the indebtedness due Secured Party in such order of preference as Secured Party shall reasonably determine.

     (l) Debtor hereby agrees to faithfully preserve and protect Secured Party's first priority security interest in the Collateral at all times, and further agrees to execute and deliver, from time to time, any and all further, or other, documents, instruments, continuation statements and perform or refrain from performing such acts, as Secured Party may reasonably request to effect the purposes of this Agreement and to secure to Secured Party the benefits of all the rights, authorities and remedies conferred upon Secured Party by the terms of this Agreement.

     3. Defaults. The occurrence of any of the following events shall constitute a default hereunder:

     (a) The failure of Debtor to make any payment when due on any indebtedness to Secured Party pursuant to the Note, or a default in any provision of the Note secured hereby or any other encumbrance or agreement securing the Note;

     (b) The breach of or failure to perform promptly any obligation or covenant set forth in this Agreement, the Note or any other agreement secured hereby or securing the Note within ten (10) days after notice thereof or if the nature of the breach is such that it cannot reasonably be cured within such ten (10) day period, for a period (which period shall not exceed thirty (30) days) which is reasonably required to effect a cure, so long as Debtor commences the cure within such ten (10) day period and Debtor diligently pursues such cure;

     (c) The suspension of business, insolvency, failure generally to pay debts as they became due, in each case on the part of Debtor's business; the concealment or removal of any substantial portion of Debtor's property with the intent to hinder, delay or defraud any one or more creditors; the existence or creation of any material lien, including without limitation any tax or judgment lien, upon the Collateral; an assignment for the benefit of creditors; the commencement of any proceedings against Debtor (under the Bankruptcy Code or otherwise) seeking to adjudicate it bankrupt or insolvent, or seeking reorganization, arrangement, adjustment or composition of it or its debts under any law relating to


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bankruptcy, insolvency or reorganization or relief of debtors or seeking the appointment of a receiver, trustee or custodian for Debtor or for the Collateral and it is not dismissed within sixty (60) days after its filing, or is filed by Debtor, or Debtor takes any action to authorize any of the foregoing matters; or the institution by Debtor of any liquidation, dissolution or reorganization proceedings with respect to Debtor;

     (d) The failure to effectively and promptly discharge, stay or indemnify against, to Secured Party's reasonable satisfaction, any material lien or attachment against any of the Collateral;

     (e) Any representation or warranty made by Debtor contained herein or in any other document delivered by or on behalf of Debtor to Secured Party in connection herewith shall be false or misleading when made;

     (f) Any guaranty of the obligations described herein ceases to be effective, except pursuant to a written release from Secured Party, or any guarantor denies liability thereunder, or one of the events described in Paragraph 3(c) hereof occurs with respect to any guarantor, or any default occurs under any such guaranty;

     (g) If Debtor is a corporation, the occurrence of any of the following without the Secured Party's written consent: the sale, pledge or assignment by the shareholders of Debtor of any shares of the stock representing thirty percent (30%) or more of the outstanding stock of Debtor; the transfer not in the ordinary course of Debtor's business of more than thirty percent (30%) of the value of Debtor's assets; the merger or consolidation of Debtor with another company or entity; the change of the Debtor's name; the conversion of Debtor's legal structure to an entity form other than a corporation or the liquidation of Debtor;

     (h) The occurrence of any default or event of default under any other document or agreement securing or guaranteeing any of the obligations secured by the Agreement; or the occurrence of any default or event of default with respect to any material indebtedness of Debtor to any third party that causes such third party to declare such indebtedness due prior to its scheduled date of maturity; or

     (i) The occurrence of any default or event of default under or with respect to any material obligation of Debtor to any affiliate of Secured Party (for the purposes of this subparagraph, "affiliate" is defined as Hitachi Credit America Corp. or any entity owned or controlled, directly or indirectly, by Hitachi Credit America Corp.).

     4.  Remedies.

     (a) Upon the occurrence of any default under this Agreement, Secured Party is authorized in its discretion to declare any or all of the indebtedness to be immediately due and payable without demand or notice to Debtor, and may exercise any one or more of the rights and remedies granted pursuant to this Agreement or given to a secured party under applicable law, including without limitation the Uniform Commercial Code, such rights and remedies to include without limitation the right to take possession and sell, lease or otherwise dispose of the Collateral. If reasonable notice of any disposition of Collateral or other enforcement is required, such requirement will be met if such notice is mailed, postage pre-paid, to the address of Debtor shown below Debtor's signature on this Agreement at least fifteen (15) days prior to the time of disposition or other enforcement. Debtor agrees that upon demand by Secured Party after default, Debtor will promptly assemble the Collateral and make the Collateral available to Secured Party at a place reasonably convenient to Secured Party.

     (b) Debtor agrees that all of the Collateral and all of the other security which may be granted to Secured Party in connection with the obligations secured hereby constitute equal security for all of the obligations secured hereby, and agrees that Secured Party shall be entitled to sell, retain or otherwise deal with any or all of the Collateral, in any order or simultaneously as Secured Party shall determine in


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

its sole and absolute discretion, free of any requirement for the marshaling of assets or other restriction upon Secured Party in dealing with the Collateral or such other security.

     (c) Upon the occurrence and during the continuance of any default under this Agreement, Debtor hereby irrevocably constitutes and appoints Secured Party (and any employee or agent of Secured Party) as Debtor's true and lawful attorney-in-fact with full power of substitution, in Secured Party's name or Debtor's name or otherwise, for Secured Party's sole use and benefit, at Debtor's cost and expense, to exercise the following powers with respect to the
Collateral:

          1. To demand, sue for collection, receive, and give acquittance for any and all monies due or owing with respect to the Collateral;

          2. To receive, take, endorse Debtor's name on, assign and deliver any checks, notes, drafts, documents or other instruments taken or received by Secured Party in connection with the Collateral;

          3. To settle, compromise, prosecute, or defend any action or proceeding with respect to the Collateral;

          4. To sell, transfer, assign or otherwise deal in or with the Collateral or the proceeds thereof, as fully as if Secured Party were the absolute owner thereof.

          5. To sign Debtor's name to and file financing statements or such other documents and instruments as Secured Party may deem appropriate.

          6. To take any and all action that Secured Party deems necessary or proper to preserve its interest in the Collateral, including without limitation, the payment of debts of Debtor that might impair the Collateral or Secured Party's security interest therein, the purchase of insurance on the Collateral, the repair or safeguard of the Collateral, or the payment of taxes thereon.

          7. To notify account debtors of Secured Party's security interest in Debtor's accounts and to instruct them to make payment directly to Secured Party.

     (d) Debtor agrees that the powers of attorney granted herein are coupled with an interest and shall be irrevocable until full, final and irrevocable payment and performance of the indebtedness secured hereby; and that neither Secured Party nor any officer, director, employee or agent of Secured Party shall be liable for any act or omission, or for any mistake or error of judgment, in connection with any such powers.

     (e) Notwithstanding the foregoing, Secured Party shall be under no duty to exercise any such powers, or to collect any amount due on the Collateral, to realize on the Collateral, to keep the Collateral, to make any presentment, demand or notice of protest in connection with the Collateral, or to perform any other act relating to the enforcement, collection or protection of the Collateral.

     (f) This Agreement shall not prejudice the right of Secured Party at its option to enforce the collection of any indebtedness secured hereby or any other instrument executed in connection with this transaction, by suit or in any other lawful manner. No right or remedy is intended to be exclusive of any other right or remedy, but every such right or remedy shall be cumulative to every other right or remedy herein or conferred in any other agreement or document for the benefit of Secured Party, or now or hereafter existing at law or in equity.

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

     5.  Miscellaneous.

     (a) This Agreement and the security interest in the Collateral created hereby shall terminate when the indebtedness secured hereby has been fully and finally and irrevocably paid and all other obligations of Debtor to Secured Party pursuant to this Agreement and the Note have been performed in full. Prior to such termination, this shall be a continuing agreement.

     (b) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS IN ALL RESPECTS, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, EXCEPT TO THE EXTENT THE LAWS OF ANOTHER JURISDICTION ARE MANDATORILY APPLICABLE. DEBTOR CONSENTS TO THE NON-EXCLUSIVE PERSONAL JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND THE FEDERAL COURTS LOCATED IN ILLINOIS SO THAT SECURED PARTY MAY SUE DEBTOR IN ILLINOIS TO ENFORCE THIS AGREEMENT. DEBTOR AGREES NOT TO CLAIM THAT ILLINOIS IS AN INCONVENIENT PLACE FOR TRIAL. AT SECURED PARTY'S OPTION, THE VENUE (LOCATION) OF ANY SUIT TO ENFORCE THIS AGREEMENT MAY BE IN COOK COUNTY, ILLINOIS. DEBTOR HEREBY IRREVOCABLY AGREES AND CONSENTS THAT, IN ADDITION TO ANY METHODS OF SERVICE OF PROCESS PROVIDED FOR UNDER APPLICABLE LAW, ALL SERVICE OF PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO DEBTOR AT THE ADDRESS PROVIDED FOR NOTICES UNDER THIS AGREEMENT.

     (c) DEBTOR AND SECURED PARTY BY ACCEPTANCE OF THIS AGREEMENT, EACH HEREBY WAIVE, TO THE EXTENT PERMITTED BY LAW, TRIAL BY JURY IN ANY ACTION UNDER OR IN ANY WAY CONNECTED WITH THIS AGREEMENT, AND IN NO EVENT SHALL SECURED PARTY BE LIABLE FOR PUNITIVE OR CONSEQUENTIAL DAMAGES.

     (d) This Agreement shall inure to the benefit of Secured Party, its successors and assigns and to any other holder who derives from Secured Party title to or an interest in the indebtedness which this Agreement secures, and shall be binding upon Debtor, its successors and assigns.

     (e) In case any one or more of the provisions of this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision had not been included.

     (f) Any provision to the contrary notwithstanding contained herein or in the Note or in any other instrument now or hereafter evidencing, securing or otherwise relating to any secured indebtedness, neither Secured Party nor any other holder of the secured indebtedness shall be entitled to receive or collect, nor shall Debtor be obligated to pay, interest on any of the secured indebtedness in excess of the maximum rate of interest at the particular time in question, if any, which, under applicable law, may be charged to Debtor (herein the "Maximum Rate"), provided that the Maximum Rate shall be automatically increased or decreased, as the case may be, without notice to Debtor from time to time as of the effective time of each change in the Maximum Rate, and if any provision herein or in the Note or in such other instrument shall ever be construed or held to permit the collection or to require the payment of any amount of interest in excess of that permitted by applicable law, the provisions of this paragraph shall control and shall override any contrary or inconsistent provision herein or in the Note or in such other instrument. The intention of the parties being to conform strictly to the usury limitations under applicable law, the Note, this Agreement, and each other instrument now or hereafter evidencing or relating to any secured indebtedness shall be held subject to reduction to the amount allowed under said applicable law as now or hereafter construed by the courts having jurisdiction.

     (g) All notices pursuant to this Agreement shall be in writing and shall be directed to the addresses set forth below or such other address as may be specified in writing, by certified or registered

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

mail, return receipt requested by the party to which or whom notices are to be given. Notices shall be deemed to be given three (3) days after mailing by depositing same in any United States post office station or letter box in a post-paid envelope.

     (h) The singular used herein shall include the plural.

     (i) If more than one party shall execute this Agreement as "Debtor", the term "Debtor" shall mean all such parties executing this Agreement, and all such parties shall be jointly and severally obligated hereunder.

     (j) A photocopy or other reproduction of this Agreement or of any financing statement is sufficient as a financing statement and may be filed as a financing statement in any government office.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date written below.

Dated:  March 30, 2001

DEBTOR:  BOARD OF TRADE OF THE CITY OF CHICAGO

        /s/  David J. Vitale
By:  _______________________________

                David J. Vitale
Print Name:  _______________________

           President & CEO
Title:  ____________________________

Address of Debtor:

141 West Jackson Blvd.
Chicago, Illinois

SECURED PARTY: HITACHI CREDIT AMERICA CORP.

        /s/  Mark Fiorentino
By:  _______________________________

                Mark Fiorentino
Print Name:  _______________________

           Senior Vice President
Title:  ____________________________

Address of Secured Party for Notices:

777 West Putnam Avenue
Greenwich, Connecticut  06830

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

                                   SCHEDULE 1
                              (Specific Equipment)

This is Schedule 1 to the Security Agreement dated March 30, 2001 between Hitachi Credit America Corp. ("Secured Party") and Board of Trade of the City of Chicago ("Debtor").

Debtor hereby grants to Secured Party a security interest in all of the following:

The equipment, machinery, furniture, fixtures, tools and other personal property of Debtor listed below, whether located at 141 West Jackson Blvd., Chicago, Illinois or elsewhere, all documents of title and policies and certificates of insurance relating thereto, all accessions, parts, accessories, attachments and appurtenances thereto, substitutions therefor and replacements thereof, and all proceeds and products of all of the foregoing, including, without limitation, insurance proceeds; in all cases whether now owned or hereafter acquired by Debtor.

                            SEE ATTACHMENT A HERETO

Debtor: BOARD OF TRADE OF THE CITY OF CHICAGO

     /s/  David J. Vitale
By:________________________________

             David J. Vitale
Print Name:________________________

        President and CEO
Title:_____________________________

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

                                  Attachment A

This is Attachment A to the Security Agreement dated March 30, 2001 between Hitachi Credit America Corp. ("Secured Party") and Board of Trade of the City of Chicago ("Debtor").



Asset ID                 Description

200000002037 TELEPHONE EQUIPMENT SYSTEM-EAST TRADING FACILITY 144532000023 TELEPHONE SYSTEM
144532000120  288 EXPANSION PHONES-V BAND
200000002038  PAGING SYSTEMS-EAST TRADING FACILITY
144532000024  TELEPHONE SYSTEM
144532000124  TELEPHONE SYSTEM;EXPANSION PHONES-V-BAND
144532000079  TELEPHONE SYSTEM;EXPANSION PHONES; ACC CARDS
144532000102 TELEPHONE SYSTEM;ACC CARDS, APL CARDS, DCC CARDS 144500000395 TELE SWITCH
144532000082  TELEPHONE SYSTEM
144532000078  EXPANSION PHONES & ACC CARDS
144532000125  EXCHANGE PHONES & APL CARDS(75)
200000002170 TELEPHONE SYSTEM: MAINTANCE PHASE 1 FINAL BILLING STE 1040A 144532000127 VBAD INSTALLATION RETAINAGE
144532000128  PARTIAL RETAINAGE RELEASE FOR FINANCIAL FLR RELATED TO
              CONTRACT-11/94
200000000217  FREESET SYSTEM
144532000090  TELEPHONE SYSTEM;EXPANSION PHONES;ACC CARDS
200000003734  FINAL BILLING PHASE I STE 1040A
144532000050  CBOT PHASE II-EQUIP INSTALL,R. MARTINEZ/V-BAND
144532000080  TELEPHONE SYSTEM;EXPANSION PHONES & APL CARDS
144532000114  TELEPHONE SYSTEM;EXPANSION PHONES - V-BAND
200000005176  TELEPHONE SYSTEM
200000006264  TELEPHONE SYSTEM
144532000006  CBOT PHASE 1 EQUIP. INSTALL./V-BAND
144500000400  TELEPHONE SYSTEM
200000001659  EXCHANGE PHONE-DJIA PIT
144532000030  TELEPHONE SYSTEM
200000006355  TELEPHONE SYSTEM
200000004470  FURNITURE AND FIXTURES
200000003041  TELEPHONE SYSTEM
200000001385  PLT FILLER-TELEPHONE SYSTEM
200000001657  EXCHANGE PHONE-DJIA PIT
144532000059  EXP PHONES(58),DCC CARDS(10)-VBAND CORP
200000000705 BASE STATION-CLU MDF CABLE-LTU CABLE-SPEECH PROCESSING UNIT 200000006269 TELEPHONE SYSTEM
200000002141  TELEPHONE SYSTEM,CBOT EXCHANGE PHONES
144532000084  TELEPHONE SYSTEM;60 EXPANSION PHONES
144531000231  TELEPHONE SYSTEM;FREESET SYSTEM-ERICSSON
200000001519  COMPUTER HARDWARE/SOFTWARE DDS3 DAT DRIVE,DRIVE UPGRADE
14453200069   EXPANSION PHONES
200000003573  TELEPHONE SYSTEM:SUITE 1040A
200000001656  EXCHANGE PHONE-DJIA PIT
144532000017  CBOT PHASE II EQUIPMENT INSTALL PAY/V-BAND
200000006376  TELEPHONE SYSTEM
200000003664  TELOS LINK PP-TELECOM/TELEX INTERFACE
200000002179  TELEPHONE SYSTEM
200000004059  TELOS LINK PP-TELECOM/TELEX INTERFACE
200000000779  GLOBAL SWITCHING MODULES-VIAX-DN
200000001660  TELEX HEADSETS-DJIA PIT
200000001386  CBOT EXCHANGE PHONE

Initial ___

200000006477  TELEPHONE SYSTEM
144532000056  CROSNET 442,MOUNT KIT,DATA LINK,T. CONWAY/TELLABS
200000003611  TELOS LINK PP TELECOM/TELEX INTERFA
200000001649  PHONES FOR DJIA PIT
144532000119  NODE EXPANSION-V BAND CORP
200000002391  TELEPHONE SYSTEM:STE 350/CHUCK SHIRLEY
144532000058  EXPANSION PHONES,TELECOM/V-BAND
200000003462 TELEPHONE SYSTEM:TELOS LINK #130-1 TELECOM/TELEX INTERFACE 144532000031 TELEPHONE SYSTEM
200000003058  TELEPHONE SYSTEM
200000001655  EXCHANGE PHONE-DJIA PIT
200000005907  TELEPHONE SYSTEM/OAI LINK ADDITIONAL CHANNEL,S/80
200000005999  TELEPHONE SYSTEM
14453200077   CROSSNET 2W-FXO INTFC
200000008231  TELEPHONE SYSTEM E1000 48C DDS3
144531000284  SASKIA DT360-PORTABLE HANDSET
200000002310  TELEPHONE SYSTEM
200000001912  TELEPHONE SYSTEM INSTALLATION FOR DOW JONES PROJECT
200000003165  TELEPHONE SYSTEM:RETENTION PHASE 1
144532000117  3RD FLOOR EQUIPMENT ROOM & NEW BLDG-DESIGN,ENGINEE
200000001808  TELEPHONE SYSTEM CBOT EXCHANGE PHONE
144531000249  WIRING OF TOP STEP RAILS-NEW TRADING FLOOR
144532000116  TELEPHONE SYSTEM;LABOR & MATERIAL-TELECOMP TECH
144532000101  TELEPHONE SYSTEM;ACC CARDS
14453200072   CBL RS232 SYNC CHAN BYPASS 5"
200000006268  TELEPHONE SYSTEM
200000001674  PHONES-DJIA PIT
144532000049  TELEPHONE SYSTEM
200000006436  TELEPHONE SYSTEM
200000000535  TELEPHONE SYSTEM-VOICE RECORDING EQUIPMENT
144532000104  TELEPHONE SYSTEM;DCC CARDS
144531000094  CHICAGO BOT FLEX IM-17,TELECOMM./INTECOM
200000001796  DOW JONES PIT
144532000029  TELEPHONE SYSTEM
144500000407  TELEPHONE SYSTEM
144532000004  CROSSNET,R. ROBILOTTA/TELLABS
144531000084  TELEPHONE SYSTEM
200000003460  TELEPHONE SYSTEM:TELECOMMUNICATIONS DEPARTMENT
144531000281  INDUSTRIAL HEADSET-2.5 JACK
200000005117  TELEPHONE SYSTEM:VIAX-PD
200000003572  TELEPHONE SYSTEM:SUITE 350
200000006234  BOND PIT RAILING REWORK 4TH FLOOR
200000007775  TELEPHONE SYSTEM
200000004648 TELEPHONE SYSTEM,INSTALL ADDITIONAL VOICE MAIL PORTS 200000008127 TELEPHONE SYSTEM
144531000228  TELEPHONE SYSTEM;FREESET SYSTEM-ERICSSON
144531000248  PHONE SYSTEM;ERICCSON WIRELESS HEADSETS-NEW BLDG
200000008955  TELEPHONE SYSTEM SANWA-CBOT STE 1755
200000001643  DOW JONES PIT
200000007776  TELEPHONE SYSTEM
144532000118  DESIGN INTERFACE BX BETW TELEX INTERCOM CTL BX&VBA
200000001658  TELEX HEADSETS-DJIA PIT
200000001807  TELEPHONE SYSTEM,CABLE GSM TO SMB,GSC ASSY.,AP ACC PCB ASSY
              CRITICAL
200000008230  TELEPHONE SYSTEM E1000 48C DUAL DDS3
144532000054  EXPANSION PHONES,R. MARTINEZ/V-BAND
200000001913  TELEPHONE SYSTEM:DOW JONES PROJECT
200000008128  TELEPHONE SYSTEM


Initial ___

200000001653  LABOR-DJIA PIT
144531000222  TELEPHONE SYSTEM;TELEX POWER SUPPLY-ESDALE
200000004262  TELEPHONE SYSTEM
200000006618 TELEPHONE SYSTEM;E1000 48C DUAL DDS3 AND ACCESSORIES 200000006619 TELEPHONE SYSTEM;E1000 48C DUAL DDS3 AND ACCESSORIES 200000006620 TELEPHONE SYSTEM;E1000 48C DUAL DDS3 AND ACCESSORIES 144531000250 DESK CHRGER(11),PORTABLE HANDSET(50)-ERICSSON
144532000115  WIRING & INSTALLATION OF ADD'L VBAND NODES-TELECOM
200000004466  E1000 48C DUAL DDS3
200000004467  E1000 48C DUAL DDS3
200000004468  E1000 48C DUAL DDS3
200000004469  E1000 48C DUAL DDS3
200000000509 TELEPHONE SYSTEM-INSTALL CAT. V CABLE FOR 20 EROCKSON ANTENNAS 200000003985 E1000 48C DUAL DDS3
200000003986  E1000 48C DUAL DDS3
200000003987  E1000 48C DUAL DDS3
200000003988  E1000 48C DUAL DDS3
144531000156  APPLICATION OF CIA 2836-FUJITSU
144500000356  USED EQUIPMENT/GE CAPITAL
200000001702  DOW JONES PIT
200000007439  FAB 201 09 SYSTEM CAP  & CORDLESS MOBILIITY
144531000234  TELEPHONE SYSTEM;CONTROL SOFTWARE;TELECOMMUNICATIO
200000001609  HANDSET-DJIA PIT
144532000087  TELEPHONE SYSTEM;SYSTEM/CBOT USE ONLY
144532000069  TONES FOR CBOT EXP BROADBAND DN SYS-VBAND CORP
144500000402  TELEPHONE SYS/DIGITAL TECH/31
144532000005  CROSSNET,R. ROBLIOTTA, TELLABS
144532000089  TELEPHONE SYSTEM;
200000001661  TELEX POWER SUPPLY-DJIA PIT
200000001989  SERIES 3 & CENTIGRAM-40% PYMT
200000001357  TELEPHONE EQUIPMENT
200000007911  MISCELLANEOUS FDI MATERIAL
200000001377  DIGITAL VOICE RECORDING
200000000216 INDUSTRIAL HEADSET(13),PORTABLE HANDSET(30),HEADSET ADAPTER(19) 200000001677 DOW JONES PIT
144532000103  TELEPHONE SYSTEM;EXCHANGE PHONES
144531000208  TELEPHONE SYSTEM;ISDNNET SYSTEM SOFTWARE;INTECOM
144531000120  TELEPHONE SYSTEM
144532000012  TELEPHONE SYSTEM
144531000286  MISCELLANEOUS MATERIAL CHARGES
200000006173  TELEPHONE SYSTEM
200000006267  TELEPHONE SYSTEM
200000006377  TELEPHONE SYSTEM
200000004931  OEM HALLMARK
144532000026  TELEPHONE SYSTEM
200000002695  TELEPHONE SYSTEM
200000006654  TELEPHONE SYSTEM
144532000014  INSTALL. OF 3RD FLR T-1/TELECOMP, INC.
144532000028  TELEPHONE SYSTEM
144532000083  TELEPHONE SYSTEM
144532000027  TELEPHONE SYSTEM
200000003961  3RD FLOOR COMMUNICATION ROOM
144532000055  CROSNET 2W-FX0,VOICE MAIL,ALARM,T. CONWAY/TELLABS
200000007913  TELEPHONE SYSTEM
200000001388  GSC ASSY TELEPHONE SYSTEM
200000004264  TELEPHONE SYSTEM
200000003199  TELEPHONE SYSTEM



Initial ___

200000004932  OEM-HALLMARK
144531000282  SASKIA DT 360-PORTABLE HANDSET
200000001641  DOW JONES PIT
200000005199  TELEPHONE SYSTEM
144532000035  TELEPHONE SYSTEM
144500000401  TELEPHONE SYSTEM
200000008416  TELEPHONE SYSTEM MAC TAC
144531000197  TELEPHONE SYSTEM;NORSTAR CONFIGURATION
144500000408  TELEPHONE SYSTEM
144532000086  TELEPHONE SYSTEM;SYNC CHAN BYPASS
200000001676  DOW JONES PIT
200000005873  TELEPHONE SYSTEM
144532000088  TELEPHONE SYSTEM
200000001389  CABLE GSM TO SMB 23 FT W/SCREW LOCKS GSC ASSY
200000003238  TELEPHONE SYSTEM
14453200071   442DC SYSTEM/CBOTDC ONLY
200000001652  TELEX HEADSETS-DJIA PIT
200000007828  TELEPHONE SYSTEM
144531000285  SASKIA DT360-PORTABLE HANDSET
144500000423  FUJITSU BUSINESS COMMUNICATIONS SYSTEM
200000000258  CARD, STE LINE, FLEX IM W/PROMS; LINE MODULE
144532000066  PULED ALAIN SYS INSTALLATION-TELECOMP TECHNOLOGIES
144532000094  TELEPHONE SYSTEM;V-BAND INSTALLATION
144500000370  ENHANCED TURRET WALL MT/DIGITAL TECH
200000006171  TELEPHONE SYSTEM
144532000096  TELEPHONE SYSTEM;INSTALL B-LINE LADDER ON AG FLR
144531000219  25 TELEX V210 HEADSET,MIC,BELTPAK,T. CONWAY/ESDALE
144531000271  CARD, STE LIN FLEX IM W/PROMS
144532000048  TELEPHONE SYSTEM
144531000186  BACKPLANE FLEX LC ITE/STE(1)&STE LINE CARDS(5)-SPE
200000003200  TELEPHONE SYSTEM
144531000178  TELEPHONE SYSTEM;TELEX BP-1000 BELT PACKS
144532000046  TELEPHONE SYSTEM
200000001460  TELEPHONE SYSTEM,Card,STE,LINE,FLEX,IM W/PROMS,LINE MODULE,
              STE/ITE FLE
200000002477  TELEPHONE SYSTEM
144531000118  TELEPHONE SYSTEM
200000004933  SINGLE VOICE SERVER
200000006335  TELEPHONE SYSTEM/CARD ISDN PRIMARY RATE INTERFACE
144531000152  FUJITSU MESSAGE STORAGE SYSTEM,R. MART./RENT COM
144531000117  TELEPHONE SYSTEM
200000001650  DOW JONES PIT
144532000112  TELEPHONE SYSTEM- TELLABS
144532000110  TELEPHONE SYSTEM;TELLABS
144532000064  INSTALLATION OF T-1 MUX ADD 3RD FL-TELECOMP TECHNO
200000005231  TELEPHONE SYSTEM
144531000193  TELEPHONE SYSTEM;LINE CARD
144500000406  TELEPHONE SYSTEM
200000001651  BRACKET ADAPTER
144532000018  INSTALL 3RD FLR T-1,D. GRIBNITZ/TELECOMP TECH
200000007133  TELEPHONE SYSTEM
200000007741  INSTALL NEXTEL ANTENNA TO 3RD FLR INTERSTITIAL
200000000510  TELEPHONE SYSTEM-ITE DIGITAL PHONE-GRAY;PHONE,ITE-DOVE GRAY
14453200075   CROSSNET 2W-FXD INTFC/ 64K VOICE
144532000123  TELEPHONE SYSTEM;TELECOMMUNICATIONS
144531000070  PHONE,ITE30SD,DIGITAL,DOVE GRAY/INTECOM
200000007085  Y2K TESTBED
144531000262  TBERD-224 MAINFRAME-TELECOMMUNICATIONS

Initial ___

200000001387  GSC ASSY TELEPHONE SYSTEM
144532000007  FURNISH & INSTALL. ANALOG TRUNK PATCH/V-BAND
200000000044  TELEX US-2000 MASTER STATION;TELEX PH-8 HEADSET
144531000255  WALL MOUNT KIT & ITE PHONE 12SD DIGITAL(28)-INTECO
200000000259  TELEX US-2000 MASTER STATION;PH-8 HEADSET
200000000476  TELEPHONE SYSTEM-HANDSET & CORD
144532000037  TELEPHONE SYSTEM
144531000085  TELEPHONE SYSTEM
144532000025  TELEPHONE SYSTEM
200000003151 TELEPHONE SYSTEM:DPYNB 101 09/1 ADAPTER, SASKIA HEADSET 144531000087 TELEPHONE SYSTEM
144531000006  OCTAL LOOP TRUNK CARD(25)/SPECIAL RESOURCES
144531000025  TELECOMMUNICATIONS, CARD MEMORY, 8 MEG/INTECOM
144500000398  TELEPHONE SYSTEM
144531000116  TELEPHONE SYSTEM
400000000410  VIEWSTATION 512
144531000074  COMPLETED WORK ON CF-10 PER CONTRACT/TT, INC.
200000000553  TELEPHONE SYSTEM-ROF 137 5336/1 R5A TLU75
200000001654  HANDSET
144531000004  10TH FLR MDF/TELECOMP
200000000379  TELEPHONE SYSTEM-TELEX BELT PACK
144531000071  TELEX SINGLE MUFF HEADSET ETC.,T. CONWAY/ESDALE
200000004263  TELEPHONE SYSTEM
144531000258  TELEPHONE SYSTEM
144532000001  MAINFRAME,T. CONWAY/TTC
200000001716  MIDAM RELOCATION
144531000075  INSTALL. AND PURC.OF NORSTAR SYS./TT, INC.
200000006356  TELEPHONE SYSTEM
200000002180  TELEPHONE SYSTEM
144531000264  CARD,STE LINE, FLEX IM W/PROMS
144532000010  JOHN THOMPSON CNSULTING/THOMPSON,ROSS
200000001634  DOW JONES PIT
200000000327 TELEPHONE SYSTEM-DTU DIGITAL TRUNK UNIT;PWR SUPPLY KIT-MOD CABINET 144500000392 TELEPHONE SYSTEM
144500000389  INSTAL CONDUIT/SPEAKER SYS/COM IGHT/44
200000006170  TELEPHONE SYSTEM
144531000163  TELEX BP-1000;ESDALE
144531000195  TELEPHONE SYSTEM;DIGITAL PHONES (TELECOM)
144500000376  SOUND&PAGING SYS/RENT COM/3110
144531000267  KRCNB 201 03/1 R1A REMOTE BASE STATION DCT1800
200000001412  SERIES 3 & CENTIGRAM(10% DOWNPYMT)
144531000205  TELEPHONE SYSTEM;FIXED/QUOTED LABOR CHARGE
200000002103  TELEPHONE SYSTEM,EQUIPMENT INSTALLATION
144500000396  TELEPHONE SYSTEM/TELECOMP TECH
144532000097  TELEPHONE SYSTEM;
200000000276  ITE 30SD DIGITAL PHONE DOVE GRAY
144532000111  TELEPHONE SYSTEM;KTU STATION TERMINATION MOD
144531000257  ADDL DISASTER REC PHONES 20 TEL SETS-TELECOMP
144531000020  TELEX KIT,T. CONWAY /ESDALE
200000000303 TELEPHONE SYSTEM-TELEX HANDSET;CABLE ASSEMBLY;HORIZON CORD 144531000068 TELEPHONE SYSTEM
144531000207  TELEPHONE SYSTEM;TELEX BELT PACK-ESDALE
144500000374  PAGING SYSTEM/RC COMMUNICATIONS/3110
200000003455  TELEPHONE SYSTEM
200000000094  CARBON SPECIAL FOR TRAD
144531000288  CARD STE LINE FLEX IM W/PROMS
144532000053  25 TELEX BP-100/ESDALE

Initial ___

144531000254  ITE 12SD DIGITAL PHONE(18)-INTECOM
144531000147  TELEX V210 HEADSET-ESDALE
144531000019  TELEX KIT,T. CONWAY/ESDALE
144531000280  DESK CHARGER -DCT1900
200000000377 TELEPHONE SYSTEM-TELEX HEADSET;TELEX BELT PACK 144500000422 TELEX HEADSETS-ESDALE
200000002278  TELEPHONE SYSTEM
200000000346 PHONE,ITE 12SD,DIGITAL,DOVE GRAY-TELEPHONES 144531000221 TELEPHONE SYSTEM;PORTABLE TEST SET (TTC) 144532000044 TELEPHONE SYSTEM
144531000046  TELEX SINGLE MUFF HEADSET/ESDALE
200000007576  TELEPHONE SYSTEM
144531000200  TELEPHONE SYSTEM;TELEX BELT PACK
200000008505  SPEECH LINK UNIT, SLU
144531000015 INSTALL NEW 2400 PR CABLEON 10TH FLR/TT, INC 144531000049 OCTAL LOOOP TRUNK CARD,T. CONWAY/S.R., INC. 144532000015 INSTALL. OF T-1 EQUIP. ON THE 10TH FLR/TT, INC. 144532000019 INSTALL OF T-1 ON 10TH FLR/TELECOMP TECH 200000000067 CARD STE LINE FLEX IM W/PRONS
200000006374  TELEPHONE SYSTEM
144532000043  TELEPHONE SYSTEM
200000000117  ITE 12+,DIGITAL PHONE,DOVE GRAY
144531000164  TELEX IC-IF/LS STATION CALL LIGHT
144531000045 INSTALL AND SPLICE A 2400 PR CABLE/TT, INC 144531000283 MISCELLANEOUS MATERIAL CHARGES
200000000107  ITE 30SD DIGITAL PHONE, DOVE GRAY
200000007438  SPU SPEECH PROCESSING UNIT
144531000161 CABLE V210 HEADSET STATION CALL LIGHT-ESDALE 144531000265 ITE 30SD DIGITAL PHONE DOVE GRAY
144531000060  INSTALL & TERM. OF PHAS II/TT, INC
144531000069  TELEPHONE SYSTEM
200000005746  MODEL 310 IN BUILDING AMP
200000009066  TELEPHONE SYSTEM (ROFNB15702/06 LTU)
200000005198  TELEPHONE SYSTEM
144531000154  MICROPHONE,HEADSETS,T. CONWAY/ESDALE
144531000017  CABLE INSTALLED AND TERM.,TT, INC
144531000238 TELEPHONE SYSTEM;INSTALL NORSTAR SOFTWARE PACKAGE 144531000246 TELEPHONE SYSTEM;CARD,STE,LINE,FLEX-TELECOMM
144532000063 CABLE CHNG OUT 10TH FL TO 3RD FL-TELECOMP TECHNOLO 200000007914 TELEPHONE SYSTEM
144531000095 TELEX STATION W/CALLLIGHT,TELECOM/ESDALE 144531000242 TELEPHONE SYSTEM;PHONE,DIGITAL,DOVE GRAY-TELECOMM 144531000212 TELEPHONE SYSTEM;SPU-SPEECH PROCESS UNIT-ERICSSON 144531000088 DSS 100 CONSOLE,T. CONWAY/SPECIALIZED RESOURCES 144531000279 ADAPTER, SASIKA HEADSET
200000003150  TELEPHONE SYSTEM:SUITE 1040A
144531000005  CABLE PROJECT/TELECOMP
200000006653  TELEPHONE SYSTEM;ROF 137 5336/1 R7A
200000002857  TELEX PH-8 HEADSETS
144531000256 TELEX PH-8 HEADSET,STATION BOX,MICROPH-ESDALE 144531000073 COMPLETED WORK ON CF-15 PER CONTRACT/TT,INC. 144531000002 MDF CABLE PROJECT/TELECOMP
144531000229 TELEPHONE SYSTEM;TELEX STATION CALL LIGHT 144531000278 INDUSTRIAL HEADSET-2.5 JACK
200000003172  TELEPHONE SYSTEM:SOUNDSTATION
144531000079  TELEPHONE SYSTEM
144531000089  OCTAL LOOP TRUNK CARD,T. CONWAY/SPECIALIZED RESOUR

Initial ___

144531000042  OCTAL LOOP TRUNK CARD/SR, INC
200000006002  TELEPHONE SYSTEM
144500000348  CONTRACT PROPOSAL # 1 COMMERCIAL LIGHT
144532000008  SUPPLY & INSTALL VL-30/V-BAND CORP
200000006755 TELEPHONE SYSTEM;ROFNB 157 16/1 R3B SLU SPEECH LINK UNIT 144531000148 LOWELL P1X 2 DBL GANG BOX-ESDALE
144532000062  ADDS TO T-1 MUX-TELECOMP TECHNOLOGIES
144532000108  TELEPHONE SYSTEM;TELLABS
144531000185  TELEPHONE SYSTEM;TELEX HANDSET
144500000393  TELEPHONE SYSTEM
144531000173  TELEPHONE SYSTEM;CABLE & HANDSET
144500000366  TURRET WALL MT/DIGITAL TECH/3110
14531000167   TELEX IC-1F/LS CALL LIGHT
200000008357  LINE TERMINATION UNIT
144532000091 TELEPHONE SYSTEM;KTU STATION TERMINATION MOD 144531000259 10 NORSTAR M7310 TELEPHONES-TELECOMP TECHNOLOGIES INC 144500000146 ADDING 7TH OPER. STATION TO PAG. SYS./RENTCOM 200000004655 E-WARE CLIENT LICENSE
144532000126  CARBON SPECIAL FOR TRADER
144531000276  TELEX US2000 MASTER STATION
144531000010  TELEPHONE SYSTEM
144500000413  GP 300 438-470-BEAR COMMUNICATIONS INC
144531000272  PHONE ITE 12SD DIGITAL DOVE GRAY
200000001692  DOW JONES PIT
144531000072  OCTAL STE OPX TRUNK/SPECIALIZED RESOURCES
144500000399  TELEPHONE SYSTEM
144531000240 TELEPHONE SYSTEM;SASKIA HEADSET ADAPTER-TELECOMM 144531000241 TELEPHONE SYSTEM;SASKIA HEADSET ADAPTER
144531000011 INSTALL. OF LADDER TRAY JUMPER MNGMT RINGS/TT, INC 144531000059 INSTALL POWER TO NEW AMCO PANEL IN SW. RM/CLC,INC 144531000044 TELEPHONE SYSTEM
144531000233 TELEPHONE SYSTEM;TELEX MASTER STATION-ESDALE 144531000157 VOICE MAIL SYSTEM-JINGLE PHONE PRODUCTIONS
144531000023  TELEPHONE SYSTEM
144500000424  JINGLE PHONE
144531000082 TELEPHONE SYSTEM;TELEX HS-6A PUSH-TO-TALK HANDSET 144500000359 ENHANCED TURRET WALL MT/3110/DIGITAL TECH
144500000394  TELEPHONE/MUNI PIT/COM LIGHT
144531000043 TLELEX SINGLE MUFF HEADSET, TOM CONWAY/ESDALE 144532000060 WESCO UNIT INSTALLATION-TELECOMP TECHNOLOGIES 200000000202 XRT 2000 PARA SYSTEMS
200000003365  TELEPHONE SYSTEM:SNDSTN PREM W/SAT+TSHIRT
144531000203  TELEPHONE SYSTEM;TELEX CHANNEL USER STATION
200000001715  MIDAM RELOCATION-COMM LIGHT
200000001726  MIDAM RELOCATION PHONES
144531000128 ENHANCED TURRET WALL MT W/O DISPLAY,DIGITAL TECH 144531000052 INSTALATION OF CF #5,S. MCGRATH/TT, INC.
144532000052  EPROM,CARD TI DRIVER 24 CHANNEL/INTECOM
144532000041  TELEPHONE SYSTEM
14453100289   SHEET LASER-DOVE GRAY;DIGITAL PHONE-DOVE GRAY
200000001638  DOW JONES PIT
144531000230  TELEPHONE SYSTEM;TELEX HANDSET & WINDSCREEN
144531000213 TELEPHONE SYSTEM;REMOTE BASE STATION-ERICSSON INC. 144531000086 TELEPHONE SYSTEM
144531000274  TELEX PH-8 HEADSET
144531000188  TELEPHONE SYSTEM;TELEX HEADSET (STE. 1040A)
200000003171  TELEPHONE SYSTEM:DIGITAL TRUCKING

Initial ____

144532000065 CABLE CHNG OUT TO MFS-TELECOMP TECHNOLOGIES 144532000022 21 J. THOMPSON HOURS,CONSULTING/THOMPSON,ROSS 144531000036 INSTALL CABLE ON 10TH FLR/TT, INC
144531000080  TELEX CABLE/ESDALE
144500000350  ENHANCED TURRET WALL/DIGITAL TECH/3110
144532000057 M7310 NORSTAR PHONES,CORD, MODULE/TELECOMP TECH. 144532000061 TRANSFER SWITCH INSTALLATION FOR DC PWR UNIT-TELEC 144531000133 FLEX STE RING GEN W/ CNTRL BD ASSY-INTECOM 144531000155 SOUND & PAGING SYSTEM UPGRADE,R. MARTINEZ/RENTCOM 144532000039 TELEPHONE SYSTEM
144531000099 INSTALL CABLES IN FIM & AGRI FOR MICRO/CLC 200000000326 TELEPHONE SYSTEM-CSS SYSTEM STATS SOTWARE 144500000365 TURRET WALL MT/DIGITAL TECH/3110
144531000031  SINGLE MUFF HEADSET/ESDALE
200000001632  DOW JONES PIT
200000001637  DOW JONES PIT
200000001640  DOW JONES PIT
144531000226 TELEPHONE SYSTEM;TELEX HEADSET-TELECOMMUNICATIONS 144531000191 TELEPHONE SYSTEM;TWO STARTAC PROPAK PHONES-TELECOM 144532000013 INSTALL. OF ADD. INVERTER,D. GRIBNITZ/TT, INC. 200000000301 PANASONIC UF770 FACSIMILE MACHINE-DELIVERY & INSTALL 200000007912 CELL LINK UNIT-AD
200000001727  MIDAM RELOCATION PHONES
144531000168  TELEX PS-4000
144531000024  TELEPHONE SYSTEM
200000000050  TELEX ES-4000 4 CHANNEL EXPANSION
144531000176 TELEPHONE SYSTEM;TELEX LIGHTWEIGHT HEADSET 144531000235 TELEPHONE SYSTEM;DYNAMETRIC TELEPHONE INTERFACE 144531000268 DPYNB 101 10/1 SASKIA HEADSET ADAPTER
144500000372  INSTAL S80 UPGRADE/TELECOMP TECH/3120
144531000244 TELEPHONE SYSTEM;TELEX HEADSET-TELECOMMUNICATIONS 200000000508 TELEPHONE SYSTEM-KIT,INTFR ADAPT DOB-3;DIU-3 KIT SVC 144531000102 INSTALLNORTHSTAR CABLING/CLC
144531000057 INSTALL 600PRS DIGINET AND SPLICE PER CABLE/TT, IN 144531000237 TELEPHONE SYSTEM;INSTALL STATION CABLE TO 6A 200000000376 TELEPHONE SYSTEM-HORIZON SHPLZ-6-15-25 CABLE 144531000090 TELEPHONE SYSTEM
144531000132 OCTAL LOOP TRUNK CARD,TELECOM/SPECIALIZED RESOURCE 200000000086 HI CAPACITY BATTERY-SASKIA
144531000177 TELEPHONE SYSTEM;DOWNLOADING & EDITING 5000 NAMES 144531000078 INSTALL UPS CIRCUIT 3 TO 5A,PAGING SYS/CLC,INC. 144531000093 TELEPHONE SYSTEM
144531000027 SPLICE AND TERMINATION, SHERRY MCGRATH/TT, INC 144500000403 IBX SOFTWARE TABLE EXPANSION/INTECOM/31
144531000114  TELEPHONE SYSTEM
144532000011 PT2000 128K TOP GUN/DATA COLLECTION PRODUCTS 200000002351 TELEPHONE SYSTEM
144531000183 TELEPHONE SYSTEM;REPLACING STATION PAGING SWITCHES 144531000204 TELEX US-2000 USER STATION(5)-ESDALE
144531000201  TELEPHONE SYSTEM;4 CHANNEL POWER SUPPLY
144531000108  TELEPHONE SYSTEM
144531000129 ENHANCD TURRET WALL MT W/O DISPLAY,DIGITAL TECH 144500000421 TELEX HS-6A PUSH-TO-TALK HEADSET-ESDALE
144531000032  TELEX TELE. STYLE HANDSET/ESDALE
200000005197  BASE STATION FOR ROGER WHITENACK
144531000026  TELEPHONE SYSTEM
144500000364  TURRET WALL MT/DIGITAL TECH/3110

Initial ____

144532000100  HOOT & HOLLAR BRG(3)-TELLABS
144531000115  TELEPHONE SYSTEM
144532000092  TELEPHONE SYSTEM;HOOT & HOLLAR BRG
144532000020  HARDWARE:PRINTER,R. BEGGEROW/ELEK-TEK
200000007829  TELEPHONE SYSTEM
144532000099 4W FRESC LN AMP(5) & PWR SPLY 120 VAC-TELLABS 144531000184 TELEPHONE SYSTEM;TELEX CABLE, HEADSET & HEADBAND 144531000034 TELEX EQUIPMENT ON 10TH FLR/ESDALE
144500000410 PT2000 128K,CABLE,POWER SUPPLY/DATA COLLECTION 144531000218 ATTENDANT CONSOLE,T. CONWAY/SPECIALIZED RESOURCES 144531000076 TELEX BP-2000,2 CHANNEL BELT/ESDALE
144532000081  TELEPHONE SYSTEM
144532000122  TELEPHONE SYSTEM;QUAD LINK INTERFACES
200000003459 TELEPHONE SYSTEM:FLEX IM, A/C POWER EXPANSION 144532000121 TELEPHONE SYSTEM;TELLABS
144531000028 OCTAL TRUNK, CABLE ASSY ON 10TH FLR/ESDALE 144500000397 TELEPHONE SYSTEM
144531000097 INSTALL 4-PR TO 30-YR OPTSRELOCATE JACKS/CLC, INC 200000001636 DOW JONES PIT
200000001671  HOOT AND HOLLER EQPT-DJIA PIT
144532000085  TELEPHONE SYSTEM;QUAD LINK INTERFACES
144532000036  TELEPHONE SYSTEM
144500000416  TELEX PH-8 HEADSET-ESDALE
200000007636  HALON DEMAND SERVICE 1 LOT BATTERIERS
144532000109  TELEPHONE SYSTEM;KTU STATION TERMINATION MOD-1040A
14453200076   331 QUAD LINK RS232 INTERFACES
14453200073   331 QUAD LINK RS232 INTERFACES
144531000151 HANDSETS,,BELTPAK,MIC. CABLES ETC,T. CONWAY/ESDALE 144500000363 TURRET WALL MT/DIGITAL TECH/3110
144500000405  TELEPHONE SYSTEM
200000006001 TELEPHONE SYSTEM:ATTENDANT CONSOLE II ONLY 200000007524 REPLACE NORSTAR DR-5 MODULE FOR BACK UP SYSTEM 200000005889 TELEPHONE SYSTEM
144531000261  DPYNB 101 10/1 SASKIA HEADSET ADAPTER
144531000096 INSTALL 4-PR TO 30-YR PIT,RELOCATE JACKS/CLC 144531000287 HORIZON SHPLZ 6 6FT CABLE, 25 25FT CABLE 144532000040 TELEPHONE SYSTEM
144531000206 TELEPHONE SYSTEM;TELEX PUSH-TO-TALK HANDSET-ESDALE 144532000009 INSTALL 25 PR. DE PATCH CABLE/V BAND CORP 144531000067 TELEPHONE SYSTEM
144531000227  AULT TRANSFORMER-ERICSSON
144531000169  TELEX PS-4000 POWER SUPPLY
144531000054  ATTD CONSOLE II STA SET/SR, INC
144531000180 TELEPHONE SYSTEM;TELEX PH-8 LIGHTWEIGHT HEADSET 144531000251 TELEX US-2000 MASTER STATION-ESDALE
144531000016 INSTALLATION AS LETTER OF 01/25/94:TT, INC 144531000232 TELEPHONE SYSTEM;TELEX HEADSET MICROPHONE 144531000124 TELEPHONE SYSTEM
145310000049 TELEX PUSH TO TALK HANDSET,MOUNT BLACK BOX/ESDALE 144500000355 WALL MT/DIGITAL TECH/3110
144531000270  WALL MOUNT KITT ITE 4 12+ DOVE GRAY
144531000215 2 TELEX PS-4000 4CHANNEL POWER,T. CONWAY/ESDALE 200000002976 TELEPHONE SYSTEM SOUNDSTATION EX BASE UNIT 144532000033 TELEPHONE SYSTEM
144531000199  TELEPHONE SYSTEM;TELEX BELT PACK
144531000217 DSS 100 CONSOLE,T. CONWAY,SPECIALIZED RESOURECE 144531000166 DSS 100 CONSOLE


Initial ____

200000001630  DOW JONES PIT
200000000329 TELEPHONE SYSTEM-MODULAR CABINET;INTERCONNECT SET 144531000058 INSTALL 25PRS FOR NEW SWITCH BAG,C. HANSEN/TT, INC 144531000029 PAOYCOM SOUNDSTATION WITH MIC/TSI, INC 144531000012 TELEPHONE SYSTEM
144532000068  LOWELL PIX-2(25),TELEX PS-4000(2)-ESDALE
144531000130 DSS 100 CONSOLE,SPECIALIZED RESOURCES,TELECOM 144531000165 MISC. MATERIAL CHARGES (HEADSETS)
144531000192  INSTALL DOORS & SHELVES; STE 1040A
144500000358 ENHANCED TURRET WALL MT/3110/DIGITAL TECH 144531000048 TRACING CABLES FOR 3RD FLR,D. GRIBNITZ/TT, INC 144531000194 TELEPHONE SYSTEM;LINE MODULE
144531000162  ATTENDANT CONSOLE II ONLY
144531000131  TELEX PS-4000 ,HEADSETS/ESDALE
144531000083  TELEX HEADSET,J. JABLONSKI/ESDALE
144531000065  ESDALE
144531000051  CBOT TURRET,T. CONWAY/DTI, INC.
144532000095 TELEPHONE SYSTEM;MOVE 3 NODES FROM AG FLR 144500000414 ATTENDANT CONSOLE II-SPECIALIZED RESOURCES 144532000032 TELEPHONE SYSTEM
144500000380 CONDUIT ROUTING TO FIN RM/SPACE MGMNT/3110 144532000098 4 WIRE/6WAY ACTIVE BRIDGE-TELLABS
144531000150  VOLUME KNOBTO BP-100,T. CONWAY/ESDALE
144531000125 MOT DPC ELITE CELLULAR PHONE 312/805-8252 AMERITEC 144531000077 TELEX HEADSET/ESDALE
144531000119  TELEPHONE SYSTEM
144531000160  CABLE V210 HEADSET-ESDALE
144531000269  BML 161 114/1 CENTRAL CHRGR DT300
144531000275  HORIZON SHPLZ-15 15' CABLE
144531000014  SOUND STATION,T. CONWAY/HD
144500000409  TELEPHONE SYSTEM
144500000368 ENHANCED TURRET WALL MT/DITITAL TECH/3110 144531000111 TELEPHONE SYSTEM
144531000047  TELEX WP-1 SINGLE PLATE
144531000008  CARD,OCTAL LOOP START TRUNK/INTECOM
144531000053  TELEX PS-4000/ESDALE
144500000412 CABINET STORAGE SAMSON-4775T62-MCMASTER-CARR 144500000362 TURRET WALL MT/DIGITAL TECH/3110
144531000260 AULT TRANSFORMER-SASKIA CENTRAL CHARGER-ERICSSON 144500000361 COMPUTER SYS/DELL/TELECOM
144532000042  TELEPHONE SYSTEM
144531000236 TELEPHONE SYSTEM;INSTALL STATION CABLE-GMJ OFFICE 144531000041 2 CHANNEL ADAPTOR/ESDALE
200000000040  AULT TRANSFORMER-SASKIA CENTRAL CHRGR
144531000035 INSTALL NEW ELEC. LIGHT ON 10TH FLR/TT, INC 144531000263 PHONE ITE 12SD DIGITAL DOVE GRAY
144531000225 TELEPHONE SYSTEM;HORIZON CABLES-ESDALE 144531000110 INSTALL NORTHSTAR VABLE TO MS. TIERI/COMMERCIAL LI 144531000247 TELEPHONE SYSTEM;KVM SWITCH-TELECOMMUNICATIONS 144531000239 TELEPHONE SYSTEM;TELEX EAR PADS;EAR CUSHIONS 144531000106 TELEPHONE SYSTEM
200000005882  CYBEX EXTEND PLUS FOR AT STYLE
144531000055  TELEX PS-4000 SUPPLY/ESDALE
144531000013  LOWELL PLX 1 SINGLE GANG/ESDALE
144531000179  TELEPHONE SYSTEM;LOWELL DBL GANG BOX
144531000100 INSTALL NORTHSTAR CABLE TO MR. ROCHE & MART./CLC 144532000106 TELEPHONE SYSTEM;KTU STATION MODULE (TELLABS)

Initial ____

144531000007  ATTENDANT CONSOLE II/SPEC RESOURCES
144531000223 TELEPHONE SYSTEM;HORIZON CABLES-ESDALE 144500000411 HEAVY DUTY ALUMINUM STOCK CART 9723T83-MCMASTER-CA 144500000367 ENHANCED TURRET WALL MT/DIGITAL TECH/3110 144531000022 TELEX SINGLE MUFF HEADSET/ESDALE
144531000105 INSTALLNORTHSTAR CABLE TO BOILER ROOM/CLC 144531000121 TELEPHONE SYSTEM
144531000253  FREIGHT CHRGS INV 96005861-INTECOM
144532000047  TELEPHONE SYSTEM
144531000266  DPYN 91001/1 CHARGING RACK
14453200074   19" EARS 81.04420 MOUNT KIT
144531000202  TELEPHONE SYSTEM;TELEX DUAL BELT PACK
144531000187 TELEPHONE SYSTEM;HEADBAND PAD (STE. 1040A) 144531000214 TELEPHONE SYSTEM;PROGRAMMER SET-ERICCSON INC. 144531000109 TELEPHONE SYSTEM
145531000103  TELEPHONE SYSTEM
14453200070   CBL RS232 SYNC CHAN BYPASS 5"
144531000189 TELEPHONE SYSTEM;HORIZON BELDEN CABLE (STE. 1040A) 144531000081 TELEPHONE SYSTEM
200000001669  HOOT & HOLLER EQPT-DJIA PIT
144531000107  TELEPHONE SYSTEM
200000001673  TELEPHONES-DJIA PIT
144531000190 TELEPHONE SYSTEM;HORIZON BELDEN CABLE (STE.1040A) 144500000375 ATTENDANT CONSOLE II
144500000377 4-ADLT EX CORDS/GROUND CABINETS/COM LIGHT/3110 144531000033 TELEX CARDIOID, FEMALE CABLE/ESDALE
144532000067  SYNC CHAN BYPASS,T. CONWAY/TELLABS
144500000369  TELEPHONE SYSTEM
144531000113  TELEPHONE SYSTEM
144531000172  TELEX MB-11 MICROPHONE
144531000211 TELEPHONE SYSTEM;HORIZON R3F CONNECTOR;(ESDALE) 144531000182 TELEPHONE SYSTEM;VOICE MAIL SYSTEM
144532000034  TELEPHONE SYSTEM
144500000373 5 EXT CORDS-TELE SWITHC/COM LIGHT/3110 144531000104 INSTALL NORTHSTAR CABLE TO CBT/CLC
144531000092  TELEPHONE SYSTEM
144531000153 6FT. BELDEN SHPLZ-6HORIZON PRO,T. CONWAY/ESDALE 144531000091 TELEPHONE SYSTEM
144531000198  TELEPHONE SYSTEM;HE-15 CABLE
144531000112  TELEPHONE SYSTEM
144532000038  TELEPHONE SYSTEM
200000000277 PHONE ITE 30SD DIGITAL DOVE GRAR SVC/56981 200000000111 PHONE,ITE 30SD,DIGITAL,DOVE GRAY
144531000101 INSTALL NORTHSTAR CABLE TO MR. DRATHS/CLC 144531000277 PHONE ITE 30SD DIGITAL DOVE GRAY
144531000098  INSTALL NORTHSTAR CABLE / CLC, INC
144531000196 TELEPHONE SYSTEM;BELDEN CABLE CONNECTOR 144531000209 TELEPHONE SYSTEM;TELECOM-CAMERA HOOKUP(LANDIS&GYR) 144531000216 P1X-2 DOUBLE GANG BOX(25),T. CONWAY/ESDALE 144500000371 2 CELLULAR PHONES/CELLULAR COMMUN CORP/72&73 144500000379 FLR 3 TELECOM RM/SPACE MANAGEMENT
144531000001  TELEPHONE SYS/DIGITAL TECH/31
144500000360 ENHANCED TURRET WALL/3110/DIGITAL TECH 144531000245 TELEPHONE SYSTEM;HORIZON CORDS-TELECOMMUNICATIONS 144531000224 TELEPHONE SYSTEM;TELEX BELT PACK-ESDALE 144531000021 TELEX HEADSET EQUIPMENT/ESDALE
144531000123  TELEPHONE SYSTEM


Initial ____

144500000357  ENHANCED TURRET WALL MT/3110/DIGITAL TECH
144500000387  IL DEPT REV
144531000243  TELEPHONE SYSTEM;SWITCH-TELECOMM
144500000349  ATTENDANT CONSOLE II SPECIALIZED RESOURCES
144500000381  AMP EQUIP/COM LIGHT/3110
144531000170  REPAIR/EXCHANGE
144531000127  RELOCATE NORSTAR IN 30-YR,TELECOM/CLC, INC.
144531000003  IBX SPFTWARE TABLE EXPANSION/INTECOM
144532000113  TELEPHONE SYSTEM;SYNC CHAN BYPASS - TELLABS
144532000016  CBL DATALINK,T. CONWAY/TELLABS
144532000045  TELEPHONE SYSTEM
144500000378  TELE ROOM/COM LIGHT/3110
144531000030  25FT BELDEN CABLE/ESDALE
144532000002  CBL DATA LINK,T. CONWAY/TELLABS
144531000018  TELEX RMK-D RACK MOUNT KIT,T. CONWAY/ESDALE
144531000273  AULT TRANSFORMER-SASKIA CENTRAL CHARGER
144532000003  FREIGHT CHARGE,T. CONWAY/TELLABS
144532000105  TELEPHONE SYSTEM;INCH MOUNTING BAR-1040A
144532000093  TELEPHONE SYSTEM;MOUNTING BAR
144531000174  TELEPHONE SYSTEM;HANDSET EXTENSION/CABLE
144500000388  IL DEPT REV
144531000220  SHIPPING CHARGES ONLY FOR ITE 30 WALL
144531000175  ITE 30 WALL W/OPTION (TRADE CHGE. FOR SHIP.)
144500000044  INTERCOM JE0113 WIRE TRANSFER
144500000045  GRAYBAR -10TH FLOOR ANNEX
144500000046  GRAYBAR -10TH FLOOR ANNEX
144500000047  KELSO-BURNETT&CO -VISITOR'S CENTER & EXEC OFFICES
144500000048  KELSO-BURNETT CO -SHATKIN TRADING
144500000049  KELSO-BURNETT CO -SHATKIN TRADING
144500000050  KELSO-BURNETT CO -CG&M
144500000051  KELSO-BURNETT CO -TRADING FLOOR
144500000052  KELSO-BURNETT CO -TELEPHONES
144500000053  KELSO-BURNETT CO -5TH FLOOR ANNEX
144500000054  KELSO-BURNETT CO -VISITORS CENTER
144500000055  KELSO-BURNETT CO -TELEPHONE SYSTEM
144500000056  KELSO-BURNETT CO -RM 1677
144500000057  NORTH SUPPLY CO -10TH FLOOR ANNEX
144500000058  GRAYBAR -RM 1050A
144500000059  GRAYBAR -RM 1050A
144500000060  GRAYBAR -10TH FLOOR ANNEX
144500000061  GRAYBAR -10TH FLOOR ANNEX
144500000062  GRAYBAR -10TH FLOOR ANNEX
144500000063  NEWARK ELECTRONICS
144500000064  INTERCOM INC -STE LINE CARDS
144500000065  ILLINOIS CABLE CO
144500000067  GRAYBAR-INV 610027
144500000068  KELSO-BURNETT CO -AGRA
144500000069  KELSO-BURNETT CO -FIM FLOOR
144500000070  KELSO-BURNETT CO -12TH FLOOR ANNEX
144500000071  KELSO-BURNETT CO -ANNEX -AGRA
144500000072  GRAYBAR -HANDSET
144500000073  GRAYBAR -HANDSET
144500000074  ILLINOIS CABLE COMPANY-45000 FT 3/PR TELEPHONE WIR
144500000075  INTECOM INC- 50 QUAD LINE CARDS
144500000076  INTECOM 1 ATTENDANT CONSOLE
144500000077  GRAYBAR ELEC  100 SUTTLE JACKS
144500000078  KELSO-BURNETT INSTALL 300 PAIR CABLE


Initial ____

144500000079 GRAYBAR ELECTRIC- 50 ROANWELL CONFIDENCERS 144500000080 GRAYBAR ELECTRIC-MATERIAL RECEIVED 12 COMM CODE 144500000081 KELSO-BURNETT CO -CABLES -HEINOLD
144500000082  KELSO-BURNETT CO -HEINOLD
144500000083  KELSO-BURNETT CO -HEINOLD
144500000084  GRAYBAR -10TH FLOOR ANNEX
144500000085  GRAYBAR-2000 FT CW20024$193.95 LESS CREDIT$10.94
144500000086  GRAYBAR- INV 613222 -PRE WIRE
144500000087  INTERCOM INC -STE QUAD LINE CARD
144500000088  INTERCOM INC -STE QUAD LINE CARD
144500000090  INTERCOM INC -CONSOLE
144500000091  GRAYBAR-5 ITT TEL TOUCH DESK PHONES
144500000092  KNORPS COMPUTER -DISPLAYPHONE CABLE
144500000093  NEWARK ELEC
144500000095 ILLINOIS CABLE- 2000 FT INSIDE TELEPHONE CABLE 144500000098 UNIVERSITY OF CHICAGO-500 DESK PHONES 500 CONDUCTO 144500000099 WESTERN UNION TELEGRAPH-CONSTRUCTION FEE PER CONTR 144500000100 GRAYBAR-ELEC-25 SPECIAL HANDSETS FOR MEMBER PHONES 144500000101 KELSO BURNETT INSTALL CABLING TO BOOTH 158 & 159 144500000102 KELSO-BURNETT INSTALL PHONE CABLE TO BTH 228-FIM 144500000103 KELSO BURNETT-CABLING WORK FOR AGRA GILL & DUFFUS 144500000104 KELSO BURNETT INSTALL TELEPHONES AGRA GILL & DUFFU 144500000105 ILLINOIS CABLE-PURCHASE OF CABLING
144500000106 KNORPS COMPUTER DISPLAYPHONES 2 PRINTERS TERMINAL 144500000107 KELSO BURNETT INSTALL CABLE IN PEAVEY GRAIN 144500000108 KELSO BURNETT INSTALL 4 30A CIRCUITS COMP RM 144500000109 KELSO BURNETT INSTALL CABLE 10TH FLR TO B-LEVEL 144500000110 KELSO BURNETT INSTALL PHONE CABLE FROM B TO 2NDFLR 144500000111 INTECOM-ILLINOIS USE TAX FOR SWITCH #1 144500000113 INTECOM INC-REBILL FOR RETAILER OCCUP TAX 144500000114 INTECOM-VARIOUS EQUIP FOR IBX S/40 SYSTEM 144500000115 INTECOM-RETAILERS OCCUPATION TAX
144500000116  WESTERN UNION PWS SERVICE & EQUIPMENT
144500000117  ILLINOIS CABLE CO-RIBBON CABLE
144500000118  VALTEC-ASSEMBLY CHARGES
144500000119 ARC ELECTRONIC DISTRIBUTING-1 1681B CHASIS 144500000120 ARC ELECTRONIC DIST-6-3481'S
144500000121 KELSO-BURNETT-INSTALL PHONES IN AMERICAN MAIZE 144500000122 KELSO-BURNETT-INSTALL CABLES RM 1221 GERSTENBERG 144500000123 KELSO-BURNETT-INSTALL 2 1/2" CONDUITS 11TH FLR 144500000124 CHGO MERCANTILE EXCH-BILLING FOR COMMUNICATION RM 144500000125 KELSO-BURNETT-INST CABLES FOR COLLINS 175 W JACKSO 144500000126 KELSO-BURNETT-INSTALL 300-PAIR CABLE 11TH FLR 144500000127 KELSO-BURNETT INSTALL CABLE FOR ROUSE WOODSTOCK 144500000128 KELSO-BURNETT-INSTALL 2 1/2"THINWALL 11TH FL HALWY 144500000129 KELSO-BURNETT-1"CONDUIT&100-PR CABLE COMPUTER RM 144500000130 KELSO-BURNETT INSTALL PHONE SYSTEM PEAVEY 12TH FL 144500000131 KELSO BURNETT-INSTALL PHONE COLLINS 9TH 175 JACKSO 144500000132 KELSO-BURNETT-INSTALL PHONE SYSTEM 10TH FLR SWITCH 144500000133 KELSO-BURNETT-INSTALL PHONE SYSTEM FOR R WOLFF 144500000134 KELSO-BURNETT-INSTALL PHONE SYSTEM 11TH FLR 144500000135 KELSO-BURNETT CO - CABLE IN SHATKIN SPACE 144500000136 ILLINOIS CABLE - COMPUTER ROOM
144500000137  INTECOM - QUAD STE LINE CARD
144500000138 WESTERN UNION - PWS SERVICE AND EQUIPMENT 144500000139 WESTERN UNION - PWS SERVICE AND EQUIPMENT 144500000140 JEFF KOLLAR - PURCHASE OF FURNITURE FOR TELECOM


Initial ____

144500000143  INTECOM INC-EQUIPMENT ON PD#21
144500000144  RICH INC - SWITCH AN DESK STAND
144500000145  HEWLETT-PACKARD - PRODUCT #1725A
144500000147  INTECOM -STE DOCUMENTATION GROUP
144500000148  INTECOM -ITE WALL MOUNT-CABLE
144500000149 TROCHUK & ASSOC - PORTABLE AIR CONDITIONER 144500000150 INTECOM-1 CRADLE,MOLDED
144500000151  INTECOM -TELECOM EQUIPMENT
144500000152  INTECOM INC - QUAD ITE LINE
144500000154  INTECOM -OFFICE AUTOMATION SYSTEM
144500000155 NAT'L BUS FURNITURE -42" TABLE W/CHROME BASE 144500000156 WESTERN UNION -48 STRAND FIBER OPTIC CABLE 144500000158 INTECOM INC-WORK ON CBOE IM CABINET
144500000160 KELSO-BURNETT TELEPHONE CABLES ON 10TH FLOOR 144500000164 INTECOM INC-RAA KIT
144500000165  INTECOM-ITE MICROPROC & DOB 1
144500000166 INTECOM-OPTION CABLE, PLUG & WALLMOUNT 144500000167 INTECOM -WALL MOUNT & OPT CABLE
144500000169  INTECOM INC -TELEPHONE EQUIP
144500000170  INTECOM INC -BUFFER & STE LINE CORD
144500000172 WESTERN UNION -CONSTRUCTION OF CABLES-CBOT & CBOE 144500000173 ONECOM INC - LINE RECEIVERS & NETWATCH 144500000175 KENTROX -CABLE
144500000176  KENTROX -CABLE
144500000177  KENTROX -CABLE
144500000178  KENTROX-CABLE
144500000179  INTECOM INC-COMPUTERWARE
144500000181 INTECOM -TRUNK BUFFER -OCTAL LOOP TRUNK 144500000182 INTECOM-INVENTORY STOCK-UP:PHONES,CABLES,DESK STD 144500000183 INTERIOR ALTERATIONS-TELECOM WORK
144500000184  INTECOM INC-MEG MEMORY PCB
144500000185  MICRO-AGE MAC PLUS & HARD DISKS
144500000186  MICRO AGE-MAC SIZK MEMORY UPGRADE
144500000188  PHOENIX MICROSYSTEMS
144500000189  PHOENIX MICROSYSTEMS
144500000190  INTECOM INC
144500000191  PHOENIX MICROSYSTEMS INC
144500000192  PHOENIX MICROSYSTEMS INC
144500000195  MICROAGE
144500000197  MICROAGE
144500000200  MICROAGE
144500000201  MICRO AGE
144500000202  HEWLETT PACKARD
144500000207  MICROAGE
144500000208  MICROAGE
144500000209  TROCHUCK & ASSOC INC
144500000210  TELECONFERENCING SYSTEMS
144500000211  MICROAGE
144500000212  MICROAGE CABLE ETTDR
144500000213  MICROAGE PAPER TRAY
144500000214  MICROAGE-CONN KIT
144500000215  MICROAGE APPLE MAC
144500000217  INTERIOR ALTERATIONS
144500000218  ADMIRAL HEATING
144500000219  INTECOM INC
144500000220  PANAFAX
144500000221  INTECOM INC

Initial ____

144500000222  COMMERCIAL LIGHT-MID AM
144500000223  COMMERCIAL LIGHT-MIDAM
144500000224  TROCHUCK & ASSOCS
144500000225  DEVOKE TAPE LIBRARY
144500000226  COMPUTERWARE MB DISK & CONTROLLER
144500000227  COMPUTERWARE PERIPHERAL CABINET
144500000228  MICROAGE-CABLE EXTENDER
144500000229 DISK DRIVE & CHAIN PRINTER-COMPUTERWARE 144500000230 ATTND CNSL SET INTECOM
144500000231  ATTND CONSOLE INTECOMM
144500000232  ATTND CNSL SET INTECOM INC
144500000233  CUSTOM ASSEMBLIES DIGITAL TECHNIQUES
144500000234  CUSTOM ASSEMBLIES DIGITAL TECHNIQUES
144500000235 CUSTOM ASSEMBLIES DIGITAL TECHNIQUES INC 144500000236 CUSTOM ASSEMBLIES DIGITAL TECHNIQUES
144500000237  CUSTOM ASSEMBLIES DIGITAL TECHNIQUES
144500000238  CUSTOM ASSEMBLIES DIGITAL TECHNIQUES
144500000239 RECEPTACLES-TEMPORARY COMMERCIAL LIGHT 144500000240 SMARTMODEM & MOUSE POCKET ICON REVIEW
144500000241 WIRELESS CONFERENCER SYST TELECONFERECING SYSTEMS 144500000242 CUSTOM ASSEMBLIES DIGITAL TECHNIQUES
144500000243 CUSTOM TELECOMM EQUIP DIGITAL TECHNIQUES 144500000244 CUSTOM TELECOMM EQUIP DIGITAL TECHNIQUES 144500000245 CUSTOM TELECOMM EQUIP DIGITAL TECHNIQUES 144500000247 CONSOLE SET INTECOM INC
144500000248 OCTAL LOOP TRUNK-BUFFR-PWR SUPPLY INTECOM INC 144500000249 OCTAL LOOP TRUNK-GND-BUFFR-CABLE INTECOMM INC 144500000250 TRUNK BUFFER STE LINE CABLE INTECOMM INC 144500000251 INTECOM-89 ITE RECORDER ADPT
144500000252  INTECOM-ITE RECORDER
144500000253  INTECOM-CONSOLE
144500000258  M B DISK DRIVE  INTRATEC SYSTEMS INC
144500000260  CABLING COMMERCIAL LIGHT CO
144500000261  PORTABLE TELEPHONE-K MAHLMANN
144500000262 PORTABLE TELEPHONE CHICAGO MOBILE TELEPHONE 144500000263 3 DETAIL DESIGN INV INTRATEC SYSTEMS
144500000264  GRAYBAR-91 HANDSETS FOR MIDAM MOVE
144500000265  INTECOM-KEY CAPS TO LABEL PHONES
144500000266 GRAYBAR LINE CORDS,HANDSET CORDS & PHONE JACKS 144500000267 GRAYBAR-PURCHASE OF COUPLERS & LINE CORDS 144500000268 GREAT NORTHERN WIRE-25 PRS CROSSCONNECT CABLES 144500000269 GRAYBAR-50 STE DESK PHONES
144500000270 AT&T-PUBLIC RELATIONS PHONE LINE INSTALLATION 144500000271 INSTALL 2 TELEPHONE CONDUITS INFO SYSTEMS AREA 144500000272 ADD 8 TELEPHONE CONDUITS & CABLES FOR B-LEVEL REPR 144500000273 DIGITAL TRADING SYSTEM DIGITAL TECHNIQUES 144500000274 DTS 30
144500000275  T1 DRVR 24 CH
144500000276  2 MEG MEMRY 1M
144500000277  1PC/1XL/11P/5
144500000278  INTECOM INC
144500000279  DIGITAL TECHNIQUES-DTS 30
144500000280  DIGITAL TECHNIQUES-DTS 30
144500000281  INTECOM INC
144500000282  TURRET DTS 30-DIGITAL TECHNIQUES
144500000283  CHGO MOBILE TELEPHONE CO
144500000286  INTECOM


Initial ____

144500000287  DTS 30 DIGITAL TECHNIQUES
144500000288  THE TELEPHONE DOCTOR
144500000289 FGI INTERFACE MODULE-PHOENIX MICROSYSTEMS INC 144500000290 CHGO MOBILE TELE-EQUIP
144500000291  COMPUTER EQUIP CHGO COMPUTER CO
144500000292  STARTER UNITS & CYLINDER LOCKS
144500000293  AMERICAN QUALITY PRODUCTS
144500000294  LINE RECEIVER-TELEWATCH
144500000295  DAB1 BUFFER PWR SUPPLY-INTECOM INC
144500000296  BUF ASMBLY DATA EXP-INTECOM INC
144500000297  BUFFER GROUP-INTECOM INC
144500000298 SEAL TELEPHONE SHAFTS-COMMERCIAL LIGHT 144500000299 DTS-30 TURRETS-DIGITAL TECHNIQUES
144500000300 INTERDUCT INSTALLATION-COMMERCIAL LIGHT 144500000301 PERS COMP PRINTER-CHGO COMPUTER CO
144500000302  INTECOM INC
144500000303  CAR PHONE-TRD RIZZA CHEVY
144500000304  ITE  125 INSTRUMENT INTECOM
144500000305  52 HEADSETS-R COLUMBIA PRODUCT
144500000306  DTS DIGITAL SYS-DIGITAL TECHNIQUES
144500000307  3 TURRETS-DIGITAL TECHNIQUES SERVICES
144500000308  RECEPTACLE & CABLE-COMMERCIAL LIGHT
144500000309  TESTING EQUIP-CIRCUITS-RESOURCE
144500000310  RECEPTACLES-COMMERCIAL LIGHT
144500000311  TURRET-DIGITAL TECHNIQUE
144500000312 SEAL TELEPHONE SHAFTS-COMMERCIAL LIGHT 144500000313 DSS-PLUS-DIGITAL TECHNIQUES
144500000314  24 HEADSETS-BOND PIT-R COLUMBIA
144500000315  TELEPHONE RACK-COMMERCIAL LIGHT
144500000316
144500000317 TURRET FREIGHT COST-DIGITAL TECHNIQUES 144500000318 ADD-ON DISPLAY-DIGITAL TECHNIQUES
144500000319  TURRETS(9)-DIGITAL TECHNIQUES
144500000320  TURRETS-DIGITAL TECHNIQUES
144500000321  TURRETS-DIGITAL TECHNIQUES
144500000322  TELEPHONE EQUIP-RENT COM INC
144500000323 CELLULAR PHONES-CELLULAR COMM-PRES & CHAIRMAN 144500000324 BORD RM TELECONFERENCE SYS-RC COMMUNICATIONS 144500000325 8 TURRETS-DIGITAL TECHNIQUES
144500000330 ADD-ON DISPLAYS (5)-DIGITAL TECHNIQUES 144500000331 TELECONFERENCE SYS-BOARD RM-RENT COM INC 144500000332 SWITCH-GECC
144500000333  9 TURRETS-DIGITAL TECHNIQUES
144500000334  TURRET-DIGITAL TECHNIQUES
144500000335 3165X BASE W/ACCESSORIES-DELL DIRECT SALES 144500000336 PORTABLE TERMINAL-RESOURCE COMMUNICATIONS 144500000337 SEC 4/52-DIGITAL TECHNIQUES
144500000338 HANGING WORK SURFACE W/PEDESTAL-OFFICE PAVILION 144500000339 ADAPTER W/ACCESS-UNIT-UNGERMANN-BASS
144500000340 POINT 5 CRT TERMINALS-ONLINE TECHNOLOGY 144500000341 POINT 5 CRT TERMINAL-ONLINE TECHNOLOGY 144500000342 316 BASE W/ACCESSORIES-DELL DIRECT SALES DEPT 3110 144500000343 RIZZA CHEVROLET
144500000344  CLOSURE KIT-GRAYBAR ELECTRIC
144500000345  TELEPHONE SYSTEM 993-0005-305 DEPT 3110
144500000346 CHEMETRON CYLINDERS-TOTAL FIRE PROTECTION SYSTEMS 144500000347 DSS-100E SYSTEM DIGITAL TECHNIQUES

Initial ____

144500000351 PHONE-R MARTINEZ-CHGO COMMUNICATION SVC 144500000352 BDRM TELECONFERENCING SYSTEM - ALLIED TELECOMMUNIC 144500000353 BDRM CONFERENCE SYSTEM RENT COM INC
144500000354 BDRM JACK FLUSH DUPLEX STAINLESS NORTH SUPPLY COMP 144500000383 IL DEPT REV
144500000384  IL DEPT REV
144500000385  IL DEPT REV
144500000386  IL DEPT REV
14450001      TELEPHONE SYSTEM EXPENSES INV 5-602/591
14450002      TELEPHONE SYSTEM PROF SVCS & EXP INV 5-612/388
14450003      TELEPHONE SYSTEM PROF SVCS & EXP INV 6-714/332
14450004      TELEPHONE SYSTEM PROF SVCS & EXPENSES INV 8-911298
14450005      TELEPHONE SYSTEM PROF SVCS 8/5-9/5/80 INV 1-818101
14450006      TELEPHONE SYSTEM PROF SVCS 9/6-10/5/80 INV1908/102
14450007      TELEPHONE SYSTEM PROF SVCS 10/6-11/5/80 INV 110110
14450008      TELEPHONE SYSTEM PROF SVCS 11/6-12/5/80 INV1113105
14450009      TELEPHONE SYSTEM EXPENSES 8/11-8/16/80 INV 181810
14450010      TELEPHONE SYSTEM EXPENSES 8/11-8/16/80 INV 181810
14450011      TELEPHONE SYSTEM EXPENSES 9/9-9/27/80 INV 1-101104
14450012      TELEPHONE SYSTEM EXP 9/30-10/30/80 INV 1-11310
14450013      TELEPHONE SYSTEM EXPENSES FOR 8/17-9/5/80 INV 1908
14450014      TELEPHONE SYSTEM PROF SVCS 11/80
14450015      TELEPHONE SYSTEM SVCS 1/6-2/5/81 INV 1-121/112
14450016      TELEPHONE SYSTEM EXPENSES 12/80 INV 1-126/116
14450017      TELEPHONE SYS PROF SVCS 2/5-3/6/81 EXPENSES 1/81
14450018      TELEPHONE SYSTEM SVCS 3/6-4/4/81 EXP 2/1-2/21/81
14450019      TELEPHONE SYSTEM SVCS 4/5-5/4/81 EXP 2/23-4/3/81
14450020      TELEPHONE SYSTEM SVCS 5/5-6/4/81 EXP 4/3-4/30/81
14450021      TELEPHONE SYSTEM SVCS 6/5-7/4/81 STMT
14450022      TELEPHONE SYSTEM TICKETS FOR N TRELEGAN BOT TRVL
14450023      TELEPHONE SYSTEM SVCS 7/5-8/4/81 INV 1-731/134
14450024      TELEPHONE SYSTEM SVCS 8/5-9/4/81 INV 8-803/137
14450025      TELEPHONE SYSTEM EXPENSES FOR N TRELEGAN & KUYKEN
14450026      TELEPHONE SYSTEM REIMB EXP FOR SEPTEMBER 1981
14450027      TELEPHONE SYSTEM SVCS 9/5-10/4/81 INV 1-901/138
14450028      TELEPHONE SYSTEM SVCS 10/5-11/4/81 INV 1-106-143
14450029      OPERATING PROCEDURES FOR TELEPHONE INV 639
14450030      CHARGES FOR CABLE STORAGE & HANDLING INV 140020
14450031      3 ALLEN HANDSETS  INV 514799
14450032      25 ROANWELL CONFIDENCER  INV 513481
14450033      EQUIPMENT FOR TELEPHONE SYSTEM  INV 520681
14450034      EQPT FOR TELEPHONE SYSTEM  INV 523488
14450035      30 TELE AMPS & 30 ALK BATTERY  INV 693680
14450036      16 RED MINI-WALL MODULAR PHONES  INV A1626
14450037      TELEPHONE SYSTEM 1982 ADDITIONS
14450038      TELEPHONE SYSTEM 1982 ADDITIONS
14450039      TELEPHONE SYSTEM 1982 ADDITIONS
14450040      TELEPHONE SYSTEM 1982 ADDITIONS
14450041      TELEPHONE SYSTEM 1982 ADDITIONS
14450042      TELEPHONE SYSTEM 1982 ADDITIONS
14450043      TELEPHONE SYSTEM 1982 ADDITIONS


Initial ____

                                  SCHEDULE 2
                        (Legal Description of Property)

This is Schedule 2 to the Security Agreement dated March 30, 2001 between Hitachi Credit America Corp. ("Secured Party") and Board of Trade of the City of Chicago ("Debtor").

Name of Record Owner if Other than Debtor:  [Not Applicable]

Initial ____

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